UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 10, 2006
GATX Corporation
(Exact name of registrant as specified in its charter)

New York	1-2328	36-1124040
(State or other jurisdiction of incorporation)	(Commission File) Number)	(IRS Employer Identification No.)

500 West Monroe Street
Chicago, Illinois	60661-3676
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (312) 621-6200
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:
☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
News Release

Item 8.01. Other Events.
     On August 10, 2006, GATX Rail, a division of GATX Financial Corporation, a wholly owned subsidiary of GATX Corporation, announced that it signed a railcar purchase agreement with American Railcar Industries, Inc., under which it will acquire up to 4,000 newly manufactured railcars, subject to the exercise of various options, beginning in 2008.
     A copy of the news release announcing this action is included as an exhibit to this report.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
          99.1 News Release dated August 10, 2006.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GATX CORPORATION

(Registrant)

/s/ Deborah A. Golden

Deborah A. Golden Vice-President, General Counsel and Secretary (Duly Authorized Officer)
Date: August 14, 2006

EXHIBIT INDEX

Exhibit No.	Description	Method of Filing
99.1	News Release of GATX Rail, dated August 10, 2006 announcing a railcar purchase agreement with American Railcar Industries, Inc.	Filed Electronically